                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,833,416.19

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $171,879.66

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,661,536.53

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $21.71

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.04

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $19.67

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $97,576.08

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $13,603.46

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $83,972.62

          (j)      Scheduled Payments due in such Collection Period                                    $1,452,432.59

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,379,792.11

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $32,648,292.83

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $30,902,783.66

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9465360

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $73,052.47

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,176.55

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.86

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $21,974.72

          (b)      Distributions (to) from Collection Account                                             ($2,080.24)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $88.98

          (d)      Ending Payahead Account Balance                                                        $19,983.46

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $29,354,341.66
                          Spread Account Balance                                                       $5,278,048.94

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $23,449.35

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $8,561.68

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $366,450.95

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 135
                          Aggregate Gross Amount                                                       $1,171,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  91
                          Aggregate Gross Amount                                                         $846,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.84%

          (b)      Average Delinquency Ratio                                                                    5.64%

          (c)      Cumulative Default Ratio                                                                    17.59%

          (d)      Cumulative Net Loss Ratio                                                                   13.07%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,039,405.00
     LOCK BOX NSF ITEMS:                                                                                  (33,359.20)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  2,080.24
     COLLECTION ACCOUNT INTEREST                                                                            7,596.65
     PAYAHEAD ACCOUNT INTEREST                                                                                 88.98
     TOTAL COLLECTION PROCEEDS:                                                                         2,015,811.67
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  32,648,292.83
                                 Principal portion of payments collected (non-prepayments)                               823,083.15
                                 Prepayments in full allocable to principal                                              433,065.00
                          Collections allocable to principal                                            1,256,148.15
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     126,386.72
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,382,534.87

                   Realized Losses                                                                        366,450.95
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     30,899,307.01

          INTEREST
                          Collections allocable to interest                                               556,708.96
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        76,567.84
                                                                                                      ---------------
                   Total Interest                                                                         633,276.80

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                31,015,878.19
          Beginning of Period Class B Principal Balance                                                 1,632,414.62

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,254,599.59
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           18,638.65
          Aggregate Payahead Balance                                                                       19,894.48
          Aggregate Payahead Balance for preceding Distribution Date                                       21,974.72
          Interest Earned on Payahead Balances                                                                 88.98
          Scheduled Payments due in Collection Period                                                   1,452,432.59
          Scheduled Payments collected in Collection Period                                             1,379,792.11
          Aggregate Amount of Realized Losses for preceding Distribution Date                             366,450.95

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    212.50
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                135   1,171,000.00
          60+ days delinquent                                                                                     91     846,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,017,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          240,064.79
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.51%
          Delinquency Ratio for third preceding Determination Date                                              5.56%

          Cumulative Defaults for preceding Determination Date                                         15,400,680.25

          Cumulative Net Losses for preceding Determination Date                                       11,333,569.42

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,812,857.11
                          Liquidation Proceeds                                                            126,386.72
                          Recoveries                                                                       76,567.84
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,015,811.67

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       823,083.15
                          Prepayments in full allocable to principal                                      433,065.00
                          Principal Balance of Liquidated Receivables                                     492,837.67
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,748,985.82

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,748,985.82
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,661,536.53
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,661,536.53

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           31,015,878.19
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  171,879.66

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,748,985.82
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  87,449.29

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,632,414.62
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          13,603.46

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,015,811.67
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,833,416.19
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 13,603.46
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  87,449.29
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      620.60
                   Standby Servicer distributions                                                           2,176.55
                   Servicer distributions                                                                  73,052.47
                   Collateral Agent distributions                                                             408.10
                   Reimbursement Obligations                                                                8,561.68
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,176.55
            Servicing Fee (2.0%)                                           54,413.82
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         18,638.65
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       408.10
            Trustee's out-of-pocket expenses                                  212.50
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              408.10
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v) (A)   Class A Interest Distributable Amount - Current Month         171,879.66
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         171,879.66
  (viii) (A)Class B Coupon Interest - Unadjusted                           13,603.46
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 13,603.46
  (v) (B)   Class A Principal Distributable Amount - Current Month      1,661,536.53
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,661,536.53
  (vi)      Certificate Insurer Premium                                     8,561.68
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
            Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    87,449.29
            Class B Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class B Principal Shortfall                      (3,476.67)
            Adjusted Class B Principal Distributable Amount                83,972.62
            Excess Interest Amount for Deposit in Spread Account                0.00






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


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                31,015,878.19
                   Class A Principal Distributions                                                      1,661,536.53
          Class A End of Period Principal Balance                                                      29,354,341.66

          Class B Beginning of Period Principal Balance                                                 1,632,414.62
                   Class B Principal Distributable Amount                                                  83,972.62
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,548,442.00
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,548,442.00

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,015,811.67
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     248,137.38
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,767,674.29

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,767,674.29
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      13,603.46
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,754,070.83

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,754,070.83
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,661,536.53
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           92,534.30

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       92,534.30
     (vi) Certificate Insurer Premium                                                                       8,561.68
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           83,972.62

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        83,972.62
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           87,449.29
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                (3,476.67)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  (3,476.67)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,017,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,017,000.00

                          Aggregate Gross Principal Balance as of the close of                         34,565,042.50
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.84%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.84%
                          Delinquency Ratio for second preceding Determination Date                             5.51%
                          Delinquency Ratio for third preceding Determination Date                              5.56%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.64%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,400,680.25
                                 Current Period Defaulted Receivables                                     240,064.79
                                                                                                      ---------------
                                 Total                                                                 15,640,745.04

                                 Cumulative Defaulted Receivables                                      15,640,745.04
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    17.59%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          492,837.67

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (202,954.56)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   289,883.11
                                 Cumulative Previous Net Losses                                        11,333,569.42
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,623,452.53
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   13.07%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      28.64
          Weighted Average Annual Percentage Rate                                                              20.33%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,090,278.37
                          15% of Outstanding Certificate Balance                                                       4,635,417.55
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          29,354,341.66

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             30,902,783.66
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               29,354,341.66
          Beginning of Period Spread Account Balance                                                    5,254,599.59
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               24,099,742.07
          Earnings on Spread Account Balance                                                               23,449.35
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,278,048.94



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,079,167.95

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $214,762.39

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,864,405.56

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $23.76

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.45

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.30

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $87,940.49

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $22,554.80

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $65,385.69

          (j)      Scheduled Payments due in such Collection Period                                    $1,620,956.10

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,538,700.45

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $40,489,374.45

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $38,930,314.10

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9614946

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $82,954.35

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,699.29

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.95

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $27,762.40

          (b)      Distributions (to) from Collection Account                                             ($1,489.96)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $113.10

          (d)      Ending Payahead Account Balance                                                        $26,385.54

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $36,600,500.14
                          Spread Account Balance                                                       $4,748,359.17

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $21,334.09

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $10,675.15

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $507,869.72

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 166
                          Aggregate Gross Amount                                                       $1,645,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                          Number                                                                                 112
                          Aggregate Gross Amount                                                       $1,296,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.73%

          (b)      Average Delinquency Ratio                                                                    6.09%

          (c)      Cumulative Default Ratio                                                                    16.57%

          (d)      Cumulative Net Loss Ratio                                                                   12.10%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,282,333.68
     LOCK BOX NSF ITEMS:                                                                                  (28,188.66)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  1,489.96
     COLLECTION ACCOUNT INTEREST                                                                            8,993.85
     PAYAHEAD ACCOUNT INTEREST                                                                                113.10
     TOTAL COLLECTION PROCEEDS:                                                                         2,264,741.93
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  40,489,374.45
                                 Principal portion of payments collected (non-prepayments)                               781,920.69
                                 Prepayments in full allocable to principal                                              455,620.00
                          Collections allocable to principal                                            1,237,540.69
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     217,121.76
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,454,662.45

                   Realized Losses                                                                        507,869.72
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     38,526,842.28

          INTEREST
                          Collections allocable to interest                                               756,779.76
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        53,299.72
                                                                                                      ---------------
                   Total Interest                                                                         810,079.48

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               38,464,905.70
           Beginning of Period Class B Principal Balance                                                2,395,199.65

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,727,025.08
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          15,472.06
           Aggregate Payahead Balance                                                                      26,272.44
           Aggregate Payahead Balance for preceding Distribution Date                                      27,762.40
           Interest Earned on Payahead Balances                                                               113.10
           Scheduled Payments due in Collection Period                                                  1,620,956.10
           Scheduled Payments collected in Collection Period                                            1,538,700.45
           Aggregate Amount of Realized Losses for preceding Distribution Date                            507,869.72

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   287.83
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                               166   1,645,000.00
           60+ days delinquent                                                                                   112   1,296,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            2,941,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         322,570.64
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            5.96%
           Delinquency Ratio for third preceding Determination Date                                             5.57%

           Cumulative Defaults for preceding Determination Date                                        14,945,485.78

           Cumulative Net Losses for preceding Determination Date                                      10,692,955.02

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,994,320.45
                           Liquidation Proceeds                                                           217,121.76
                           Recoveries                                                                      53,299.72
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    2,264,741.93

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      781,920.69
                           Prepayments in full allocable to principal                                     455,620.00
                           Principal Balance of Liquidated Receivables                                    724,991.48
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,962,532.17

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,962,532.17
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,864,405.56
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,864,405.56

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          38,464,905.70
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 214,762.39

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,962,532.17
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 98,126.61

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,395,199.65
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         22,554.80

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,264,741.93
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,079,167.95
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                22,554.80
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 98,126.61
                    Class B Principal Carryover Shortfall                                                 370,730.93
                    Trustee distributions                                                                     793.95
                    Standby Servicer distributions                                                          2,699.29
                    Servicer distributions                                                                 82,954.35
                    Collateral Agent distributions                                                            510.75
                    Reimbursement Obligations                                                              10,675.15
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                370,730.93
                                                                                                      ---------------
                                                                                                          370,730.93

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,699.29
            Servicing Fee (2.0%)                                           67,482.29
            Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                15,472.06
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       506.12
            Trustee's out-of-pocket expenses                                  287.83
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              510.75
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         214,762.39
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         214,762.39
  (viii)(A) Class B Coupon Interest - Unadjusted                           22,554.80
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 22,554.80
  (v) (B)   Class A Principal Distributable Amount - Current Month      1,864,405.56
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,864,405.56
  (vi)      Certificate Insurer Premium                                    10,675.15
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
            Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    98,126.61
            Class B Principal Carryover Shortfall - Previous Month(s)     370,730.93
            Current Month Class B Principal Shortfall                    (403,471.85)
            Adjusted Class B Principal Distributable Amount                65,385.69
            Excess Interest Amount for Deposit in Spread Account                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                38,464,905.70
                   Class A Principal Distributions                                                      1,864,405.56
          Class A End of Period Principal Balance                                                      36,600,500.14

          Class B Beginning of Period Principal Balance                                                 2,395,199.65
                   Class B Principal Distributable Amount                                                  65,385.69
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,329,813.96
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,329,813.96

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,264,741.93
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     301,720.73
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,963,021.20

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,963,021.20
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      22,554.80
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,940,466.40

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,940,466.40
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,864,405.56
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           76,060.84

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       76,060.84
     (vi) Certificate Insurer Premium                                                                      10,675.15
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           65,385.69

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        65,385.69
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           98,126.61
     (iii)Prior month(s) carryover shortfalls                                                             370,730.93
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (403,471.85)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (403,471.85)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,941,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,941,000.00

                          Aggregate Gross Principal Balance as of the close of                         43,712,936.09
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.73%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.73%
                          Delinquency Ratio for second preceding Determination Date                             5.96%
                          Delinquency Ratio for third preceding Determination Date                              5.57%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.09%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 14,945,485.78
                                 Current Period Defaulted Receivables                                     322,570.64
                                                                                                      ---------------
                                 Total                                                                 15,268,056.42

                                 Cumulative Defaulted Receivables                                      15,268,056.42
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    16.57%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          724,991.48

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (270,421.48)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   454,570.00
                                 Cumulative Previous Net Losses                                        10,692,955.02
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,147,525.02
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   12.10%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      32.39
          Weighted Average Annual Percentage Rate                                                              20.45%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,893,031.41
                          15% of Outstanding Certificate Balance                                                       5,839,547.11
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          36,600,500.14

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             38,930,314.10
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               36,600,500.14
          Beginning of Period Spread Account Balance                                                    4,727,025.08
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               31,873,475.06
          Earnings on Spread Account Balance                                                               21,334.09
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,748,359.17




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,309,111.87

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $240,571.98

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,068,539.89

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $26.18

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.73

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $23.45

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $24,063.93

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $23,268.43

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                       $795.50

          (j)      Scheduled Payments due in such Collection Period                                    $1,791,692.74

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,565,532.05

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $48,234,983.94

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $46,504,846.65

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9641311

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $96,696.58

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,215.67

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.10

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $23,134.31

          (b)      Distributions (to) from Collection Account                                             ($1,550.43)
                   for Payaheads
          (c)      Interest earned on Payahead Balances                                                       $96.66

          (d)      Ending Payahead Account Balance                                                        $21,680.54

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $13,126,408.45
                          Spread Account Balance                                                       $6,029,271.07

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $26,978.96

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $12,761.79

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $643,443.15

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 158
                          Aggregate Gross Amount                                                       $1,754,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 156
                          Aggregate Gross Amount                                                       $1,706,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.55%

          (b)      Average Delinquency Ratio                                                                    6.36%

          (c)      Cumulative Default Ratio                                                                    14.44%

          (d)      Cumulative Net Loss Ratio                                                                   11.09%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,483,207.95
     LOCK BOX NSF ITEMS:                                                                                  (47,336.53)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  1,550.43
     COLLECTION ACCOUNT INTEREST                                                                            9,906.90
     PAYAHEAD ACCOUNT INTEREST                                                                                 96.66
     TOTAL COLLECTION PROCEEDS:                                                                         2,447,425.41
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  48,234,983.94
                                 Principal portion of payments collected (non-prepayments)                               727,570.87
                                 Prepayments in full allocable to principal                                              492,652.00
                          Collections allocable to principal                                            1,220,222.87
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     313,744.39
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,533,967.26

                   Realized Losses                                                                        643,443.15
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     46,057,573.53

          INTEREST
                          Collections allocable to interest                                               837,961.18
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        75,496.97
                                                                                                      ---------------
                   Total Interest                                                                         913,458.15

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                45,823,234.71
          Beginning of Period Class B Principal Balance                                                 2,750,947.33

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,002,292.11
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           16,304.94
          Aggregate Payahead Balance                                                                       21,583.88
          Aggregate Payahead Balance for preceding Distribution Date                                       23,134.31
          Interest Earned on Payahead Balances                                                                 96.66
          Scheduled Payments due in Collection Period                                                   1,791,692.74
          Scheduled Payments collected in Collection Period                                             1,565,532.05
          Aggregate Amount of Realized Losses for preceding Distribution Date                             643,443.15

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    365.45
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                158   1,754,000.00
          60+ days delinquent                                                                                    156   1,706,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close 3,460,000.00 of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted
                   Receivables 402,633.40 during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.08%
          Delinquency Ratio for third preceding Determination Date                                              6.44%

          Cumulative Defaults for preceding Determination Date                                         13,006,620.99

          Cumulative Net Losses for preceding Determination Date                                        9,734,598.06

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,058,184.05
                          Liquidation Proceeds                                                            313,744.39
                          Recoveries                                                                       75,496.97
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,447,425.41

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       727,570.87
                          Prepayments in full allocable to principal                                      492,652.00
                          Principal Balance of Liquidated Receivables                                     957,187.54
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,177,410.41

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       2,177,410.41
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        2,068,539.89
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,068,539.89

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           45,823,234.71
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  240,571.98

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       2,177,410.41
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 108,870.52

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,750,947.33
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          23,268.43

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,447,425.41
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,309,111.87
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 23,268.43
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 108,870.52
                   Class B Principal Carryover Shortfall                                                  339,198.12
                   Trustee distributions                                                                      968.39
                   Standby Servicer distributions                                                           3,215.67
                   Servicer distributions                                                                  96,696.58
                   Collateral Agent distributions                                                             607.18
                   Reimbursement Obligations                                                               12,761.79
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                339,198.12
                                                                                                      ---------------
                                                                                                          339,198.12

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     3,215.67
            Servicing Fee (2.0%)                                           80,391.64
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         16,304.94
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       602.94
            Trustee's out-of-pocket expenses                                  365.45
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              607.18
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior
             Collection Periods                                                 0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         240,571.98
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         240,571.98
  (viii)(A) Class B Coupon Interest - Unadjusted                           23,268.43
            Class B Interest Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 23,268.43
  (v)(B)    Class A Principal Distributable Amount - Current
             Month                                                      2,068,539.89
            Class A Principal Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       2,068,539.89
  (vi)      Certificate Insurer Premium                                    12,761.79
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate
             Insurer                                                            0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
            Class B Principal Distributable Amount - Current
             Month Unadjusted                                             108,870.52
            Class B Principal Carryover Shortfall - Previous
             Month(s)                                                     339,198.12
            Current Month Class B Principal Shortfall                    (447,273.14)
            Adjusted Class B Principal Distributable Amount                   795.50
            Excess Interest Amount for Deposit in Spread Account                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                45,823,234.71
                   Class A Principal Distributions                                                      2,068,539.89
          Class A End of Period Principal Balance                                                      43,754,694.82

          Class B Beginning of Period Principal Balance                                                 2,750,947.33
                   Class B Principal Distributable Amount                                                     795.50
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,750,151.83
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,750,151.83

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,447,425.41
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    342,059.80
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,105,365.61

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,105,365.61
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     23,268.43
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,082,097.18

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,082,097.18
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,068,539.89
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           13,557.29

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       13,557.29
     (vi) Certificate Insurer Premium                                                                      12,761.79
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                              795.50

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                           795.50
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          108,870.52
     (iii)Prior month(s) carryover shortfalls                                                             339,198.12
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (447,273.14)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (447,273.14)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,460,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,460,000.00

                          Aggregate Gross Principal Balance as of the close of                         52,850,419.34
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.55%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.55%
                          Delinquency Ratio for second preceding Determination Date                             6.08%
                          Delinquency Ratio for third preceding Determination Date                              6.44%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.36%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 13,006,620.99
                                 Current Period Defaulted Receivables                                     402,633.40
                                                                                                      ---------------
                                 Total                                                                 13,409,254.39

                                 Cumulative Defaulted Receivables                                      13,409,254.39
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    14.44%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          957,187.54

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (389,241.36)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   567,946.18
                                 Cumulative Previous Net Losses                                         9,734,598.06
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 10,302,544.24
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   11.09%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      35.56
          Weighted Average Annual Percentage Rate                                                              20.48%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       4,650,484.66
                          15% of Outstanding Certificate Balance                                                       6,975,727.00
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          13,126,408.45

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             46,504,846.65
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                               13,126,408.45
          Beginning of Period Spread Account Balance                                                    6,002,292.11
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                7,124,116.34
          Earnings on Spread Account Balance                                                               26,978.96
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,029,271.07



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,632,642.53

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $308,792.56

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,323,849.97

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $27.08

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.18

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $23.91

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $126,351.07

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $33,162.90

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $93,188.17

         (j)       Scheduled Payments due in such Collection Period                                    $2,089,088.69

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,909,523.81

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $59,550,191.43

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $57,568,634.77

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9667246

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $116,228.10

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,970.01

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.20

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $29,702.99

         (b)       Distributions (to) from Collection Account                                             ($5,249.15)
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                      $326.72

         (d)       Ending Payahead Account Balance                                                        $24,780.56

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $16,274,649.56
                               Spread Account Balance                                                  $7,130,511.78

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $32,560.58

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $15,822.58

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $625,194.42

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            206
                               Aggregate Gross Amount                                                  $2,404,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            178
                               Aggregate Gross Amount                                                  $2,067,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            6.82%

         (b)       Average Delinquency Ratio                                                                    6.82%

         (c)       Cumulative Default Ratio                                                                    14.04%

         (d)       Cumulative Net Loss Ratio                                                                   10.52%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,929,215.93
     Lock Box NSF Items:                                                                                  (48,907.87)
     Transfers from (to) Payahead Account:                                                                  5,249.15
     Collection Account Interest                                                                           11,056.75
     Payahead Account Interest                                                                                326.72
     Total Collection Proceeds:                                                                         2,896,940.68
     For Distribution Date:                                                                                 10/15/98
     For Determination Date:                                                                                 10/7/98
     For Collection Period:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  59,550,191.43
                                  Principal portion of payments collected (non-prepayments)               940,820.18
                                  Prepayments in full allocable to principal                              614,845.00
                          Collections allocable to principal                                            1,555,665.18
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     265,298.26
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,820,963.44

                    Realized Losses                                                                       625,194.42
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     57,104,033.57

          INTEREST
                                  Collections allocable to interest                                       968,703.63
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               107,273.61
                                                                                                      ---------------
                      Total Interest                                                                    1,075,977.24

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                56,572,681.85
          Beginning of Period Class B Principal Balance                                                 3,412,991.05

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,097,951.20
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           16,977.78
          Aggregate Payahead Balance                                                                       24,453.84
          Aggregate Payahead Balance for preceding Distribution Date                                       29,702.99
          Interest Earned on Payahead Balances                                                                326.72
          Scheduled Payments due in Collection Period                                                   2,089,088.69
          Scheduled Payments collected in Collection Period                                             1,909,523.81
          Aggregate Amount of Realized Losses for preceding Distribution Date                             625,194.42

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    432.20
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                206    2,404,000.00
          60+ days delinquent                                                                                    178    2,067,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     4,471,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               586,967.14

          Delinquency Ratio for second preceding Determination Date                                             6.63%
          Delinquency Ratio for third preceding Determination Date                                              7.02%

          Cumulative Defaults for preceding Determination Date                                         13,784,568.39

          Cumulative Net Losses for preceding Determination Date                                       10,245,088.27

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,524,368.81
                          Liquidation Proceeds                                                            265,298.26
                          Recoveries                                                                      107,273.61
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,896,940.68

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       940,820.18
                          Prepayments in full allocable to principal                                      614,845.00
                          Principal Balance of Liquidated Receivables                                     890,492.68
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,446,157.86

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,446,157.86
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,323,849.97
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,323,849.97

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        56,572,681.85
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               308,792.56

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,446,157.86
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              122,307.89

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         3,412,991.05
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       33,162.90

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,896,940.68
                      minus
                      Class A Principal and Interest Distributable Amount                               2,632,642.53
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              33,162.90
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              122,307.89
                      Class B Principal Carryover Shortfall                                               435,481.47
                      Trustee distributions                                                                 1,176.58
                      Standby Servicer distributions                                                        3,970.01
                      Servicer distributions                                                              116,228.10
                      Collateral Agent distributions                                                          749.82
                      Reimbursement Obligations                                                            15,822.58
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                435,481.47
                                                                                                      ---------------
                                                                                                          435,481.47

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     3,970.01
            Servicing Fee (2.0%)                                           99,250.32
            Additional Servicing Fee Amounts
              (late fees, prepayment charges, etc.)                        16,977.78
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       744.38
            Trustee's out-of-pocket expenses                                  432.20
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              749.82
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)   (A) Class A Interest Distributable Amount - Current Month         308,792.56
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         308,792.56
  (viii)(A) Class B Coupon Interest - Unadjusted                           33,162.90
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 33,162.90
  (v)   (B) Class A Principal Distributable Amount - Current Month      2,323,849.97
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       2,323,849.97
  (vi)      Certificate Insurer Premium                                    15,822.58
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
        (B) Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  122,307.89
            Class B Principal Carryover Shortfall - Previous Month(s)     435,481.47
            Current Month Class B Principal Shortfall                    (464,601.20)
            Adjusted Class B Principal Distributable Amount                93,188.17
        (C) Excess Interest Amount for Deposit in Spread Account                0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               56,572,681.85
                       Class A Principal Distributions                                                  2,323,849.97
           Class A End of Period Principal Balance                                                     54,248,831.88

           Class B Beginning of Period Principal Balance                                                3,412,991.05
                       Class B Principal Distributable Amount                                              93,188.17
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,319,802.88
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,319,802.88

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,896,940.68
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     430,917.07
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,466,023.61

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,466,023.61
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      33,162.90
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,432,860.71

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,432,860.71
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,323,849.97
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          109,010.74

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      109,010.74
     (vi) Certificate Insurer Premium                                                                      15,822.58
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           93,188.17

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        93,188.17
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          122,307.89
     (iii)Prior month(s) carryover shortfalls                                                             435,481.47
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (464,601.20)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (464,601.20)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               4,471,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  4,471,000.00

                          Aggregate Gross Principal Balance as of the close of                         65,567,438.02
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.82%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  6.82%
                          Delinquency Ratio for second preceding Determination Date                             6.63%
                          Delinquency Ratio for third preceding Determination Date                              7.02%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    6.82%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 13,784,568.39
                                 Current Period Defaulted Receivables                                     586,967.14
                                                                                                      ---------------
                                 Total                                                                 14,371,535.53

                                 Cumulative Defaulted Receivables                                      14,371,535.53
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    14.04%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 890,492.68

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (372,571.87)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   517,920.81
                                 Cumulative Previous Net Losses                                        10,245,088.27
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 10,763,009.08
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   10.52%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      38.43
          Weighted Average Annual Percentage Rate                                                              20.53%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                5,756,863.48
                                  15% of Outstanding Certificate Balance                                                8,635,295.21
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                               Y-WAIVED
                                                                                                                     ---------------
                      Cap Amount                                                                       16,274,649.56

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      57,568,634.77
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               16,274,649.56
          Beginning of Period Spread Account Balance                                                    7,097,951.20
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                9,176,698.36
          Earnings on Spread Account Balance                                                               32,560.58
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,130,511.78



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,983,581.90

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $409,241.45

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,574,340.45

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $26.31

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.61

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.70

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $119,921.98

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $41,330.23

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $78,591.75

         (j)       Scheduled Payments due in such Collection Period                                    $2,611,052.30

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,265,351.25

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $77,734,822.53

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $75,530,488.37

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9716429

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $150,661.15

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,182.32

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.33

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.05

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $34,483.07

         (b)       Distributions (to) from Collection Account                                             ($6,209.78)
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                      $140.30

         (d)       Ending Payahead Account Balance                                                        $28,413.59

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $11,329,573.26
                          Spread Account Balance                                                       $9,206,938.18

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $41,197.16

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $20,788.17

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $796,318.60

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 261
                          Aggregate Gross Amount                                                       $3,199,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 212
                          Aggregate Gross Amount                                                       $2,643,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            6.83%

         (b)       Average Delinquency Ratio                                                                    6.48%

         (c)       Cumulative Default Ratio                                                                    11.31%

         (d)       Cumulative Net Loss Ratio                                                                    8.23%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                      No (a)

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,311,337.53
     LOCK BOX NSF ITEMS:                                                                                  (48,238.09)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  6,209.78
     COLLECTION ACCOUNT INTEREST                                                                           13,193.13
     PAYAHEAD ACCOUNT INTEREST                                                                                140.30
     TOTAL COLLECTION PROCEEDS:                                                                         3,282,642.65
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   77,734,822.53
                                 Principal portion of payments collected (non-prepayments)                                999,249.36
                                 Prepayments in full allocable to principal                                               537,830.00
                            Collections allocable to principal                                          1,537,079.36
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   376,434.09
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    1,913,513.45

                     Realized Losses                                                                      796,318.60
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      75,024,990.48

         INTEREST
                            Collections allocable to interest                                           1,266,101.89
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     103,027.31
                                                                                                      ---------------
                     Total Interest                                                                     1,369,129.20

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 73,848,081.42
         Beginning of Period Class B Principal Balance                                                  4,335,339.15

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,165,741.02
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            21,103.11
         Aggregate Payahead Balance                                                                        28,273.29
         Aggregate Payahead Balance for preceding Distribution Date                                        34,483.07
         Interest Earned on Payahead Balances                                                                 140.30
         Scheduled Payments due in Collection Period                                                    2,611,052.30
         Scheduled Payments collected in Collection Period                                              2,265,351.25
         Aggregate Amount of Realized Losses for preceding Distribution Date                              796,318.60

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     558.15
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 261    3,199,000.00
         60+ days delinquent                                                                                     212    2,643,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      5,842,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    853,754.15

         Delinquency Ratio for second preceding Determination Date                                              6.03%
         Delinquency Ratio for third preceding Determination Date                                               6.58%

         Cumulative Defaults for preceding Determination Date                                          12,641,569.62

         Cumulative Net Losses for preceding Determination Date                                         9,124,516.27

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,803,181.25
                              Liquidation Proceeds                                                        376,434.09
                              Recoveries                                                                  103,027.31
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,282,642.65

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                   999,249.36
                              Prepayments in full allocable to principal                                  537,830.00
                              Principal Balance of Liquidated Receivables                               1,172,752.69
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,709,832.05

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,709,832.05
                       Times Class A Percentage (95%)                                                            95%
                                                                                                      ---------------
                                                                                                        2,574,340.45
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,574,340.45

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       73,848,081.42
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              409,241.45

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,709,832.05
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             135,491.60

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        4,335,339.15
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      41,330.23

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,282,642.65
                       minus
                       Class A Principal and Interest Distributable Amount                              2,983,581.90
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             41,330.23
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             135,491.60
                       Class B Principal Carryover Shortfall                                              448,598.03
                       Trustee distributions                                                                1,529.84
                       Standby Servicer distributions                                                       5,182.32
                       Servicer distributions                                                             150,661.15
                       Collateral Agent distributions                                                         977.29
                       Reimbursement Obligations                                                           20,788.17
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                448,598.03
                                                                                                      ---------------
                                                                                                          448,598.03

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     5,182.32
            Servicing Fee (2.0%)                                          129,558.04
            Additional Servicing Fee Amounts (late fees, prepayment
              charges, etc.)                                               21,103.11
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       971.69
            Trustee's out-of-pocket expenses                                  558.15
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              977.29
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)   (A) Class A Interest Distributable Amount - Current Month         409,241.45
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         409,241.45
  (viii)(A) Class B Coupon Interest - Unadjusted                           41,330.23
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 41,330.23
  (v)   (B) Class A Principal Distributable Amount - Current Month      2,574,340.45
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       2,574,340.45
  (vi)      Certificate Insurer Premium                                    20,788.17
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
        (B) Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  135,491.60
            Class B Principal Carryover Shortfall - Previous Month(s)     448,598.03
            Current Month Class B Principal Shortfall                    (505,497.88)
            Adjusted Class B Principal Distributable Amount                78,591.75
        (C) Excess Interest (Shortage) Amount for Deposit to
              (withdrawal from) Spread Account                                  0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               73,848,081.42
                       Class A Principal Distributions                                                  2,574,340.45
           Class A End of Period Principal Balance                                                     71,273,740.97

           Class B Beginning of Period Principal Balance                                                4,335,339.15
                       Class B Principal Distributable Amount                                              78,591.75
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,256,747.40
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,256,747.40

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,282,642.65
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    567,592.05
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,715,050.60

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,715,050.60
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     41,330.23
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,673,720.37

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,673,720.37
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,574,340.45
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          99,379.92

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      99,379.92
     (vi)  Certificate Insurer Premium                                                                     20,788.17
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          78,591.75

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       78,591.75
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         135,491.60
     (iii) Prior month(s) carryover shortfalls                                                            448,598.03
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (505,497.88)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (505,497.88)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,842,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,842,000.00

                          Aggregate Gross Principal Balance as of the close of                         85,487,237.88
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.83%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.83%
                          Delinquency Ratio for second preceding Determination Date                             6.03%
                          Delinquency Ratio for third preceding Determination Date                              6.58%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.48%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 12,641,569.62
                                 Current Period Defaulted Receivables                                     853,754.15
                                                                                                      ---------------
                                 Total                                                                 13,495,323.77

                                 Cumulative Defaulted Receivables                                      13,495,323.77
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    11.31%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                               1,172,752.69

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (479,461.40)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   693,291.29
                                 Cumulative Previous Net Losses                                         9,124,516.27
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  9,817,807.56
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                    8.23%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     40.93
           Weighted Average Annual Percentage Rate                                                             20.46%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     6,797,743.95
                              15% of Outstanding Certificate Balance                                                   11,329,573.26
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                      N (a)
                                                                                                                     ---------------
                       Cap Amount                                                                      11,329,573.26

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          75,530,488.37
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              11,329,573.26
           Beginning of Period Spread Account Balance                                                   9,165,741.02
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               2,163,832.24
           Earnings on Spread Account Balance                                                              41,197.16
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,206,938.18


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,638,384.88

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $171,140.69

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,467,244.19

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $45.01

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.12

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $42.89

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $233,494.80

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $25,015.69

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $208,479.11

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $233,494.80

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $25,015.69

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                   $208,479.11

          (s)      Scheduled Payments due in such Collection Period                                    $3,468,783.12

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,238,315.50

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                               $108,422,613.07

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $97,088,156.46

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $94,477,966.81

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8713862

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,610,189.65

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0240742

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $205,476.49

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,421.13

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.54

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $31,322,275.93
                          Spread Account Balance                                                       $3,029,756.82

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $13,555.17

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $26,803.45

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,295,069.69

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 360
                          Aggregate Gross Amount                                                       $4,415,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 285
                          Aggregate Gross Amount                                                       $3,531,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            6.72%

          (b)      Average Delinquency Ratio                                                                    6.50%

          (c)      Cumulative Default Ratio                                                                     9.48%

          (d)      Cumulative Net Loss Ratio                                                                    6.61%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,737,513.28
     LOCK BOX NSF ITEMS:                                                                                  (82,277.16)
     TOTAL COLLECTION PROCEEDS:                                                                         4,655,236.12
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 108,422,613.07
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       108,422,613.07
                                  Principal portion of payments collected (non-prepayments)                            1,418,793.56
                                  Prepayments in full allocable to principal                                             735,273.00
                          Collections allocable to principal                                            2,154,066.56
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     565,890.40
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,719,956.96

                   Realized Losses                                                                      1,295,069.69
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    104,407,586.42

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,819,521.94
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       115,757.22
                                                                                                      ---------------
                   Total Interest                                                                       1,935,279.16

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              33,667,021.35
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,818,668.76
          Beginning of Period Certificate Balance                                                       2,818,668.76

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,016,201.65
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           24,772.13
          Scheduled Payments due in Collection Period                                                   3,468,783.12
          Scheduled Payments collected in Collection Period                                             3,238,315.50
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,295,069.69

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    183.63
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                360   4,415,000.00
          60+ days delinquent                                                                                    285   3,531,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        7,946,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,214,422.51

          Delinquency Ratio for second preceding Determination Date                                             6.43%
          Delinquency Ratio for third preceding Determination Date                                              6.36%

          Cumulative Defaults for preceding Determination Date                                         12,999,001.93

          Cumulative Net Losses for preceding Determination Date                                        8,730,944.91

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5250%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0250%
          divided by 360                                                                                      0.0112%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,973,588.50
                           Liquidation Proceeds                                                           565,890.40
                           Recoveries                                                                     115,757.22
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                 633.46
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  297.71
                           Investment earnings from Collection Account                                     16,705.05
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,672,872.34

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,418,793.56
                          Prepayments in full allocable to principal                                      735,273.00
                          Principal Balance of Liquidated Receivables                                   1,860,960.09
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,015,026.65

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                   104,407,586.42
                                                                                                      ---------------
                                                                                                       93,966,827.78


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    61.1%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,015,026.65
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,653,674.25
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,653,674.25

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  33,667,021.35
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  171,140.69

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       4,015,026.65
                   Times Class B Percentage                                                                     2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 100,375.67

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       4,015,026.65
                   Times Certificate Percentage                                                                 2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                             100,375.67

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,818,668.76
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          25,015.69

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,818,668.76
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     25,015.69

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,672,872.34
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,824,814.94
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 25,015.69
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 100,375.67
                   Class B Principal Carryover Shortfall                                                  216,206.88
                   Trustee distributions                                                                    1,087.15
                   Standby Servicer distributions                                                           5,421.13
                   Servicer distributions                                                                 205,476.49
                   Collateral Agent distributions                                                             841.44
                   Reimbursement Obligations                                                               26,803.45
                                                                                                      ---------------
                                                                                                          266,829.50

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                               216,206.88
                                                                                                      ---------------
                                                                                                          216,206.88

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      5,421.13
           Servicing Fee (2.0%)                                           180,704.36
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                24,772.13
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              903.52
           Indenture Trustee's out-of-pocket expenses                         183.63
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                    0.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior
             Collection Periods                                                 0.00
  (iv)     Collateral Agent Fee                                               841.44
           Collateral Agent Expenses                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods       0.00
  (v)  (A) Class A-1 Interest Distributable Amount - Current Month        171,140.69
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                        171,140.69
       (B) Class A-2 Interest Distributable Amount - Current Month        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        327,868.20
  (vi) (A) Class B Note Interest - Unadjusted                              25,015.69
           Class B Note Interest Carryover Shortfall - Previous Month(s)        0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Class B Interest Shortfall                             0.00
           Adjusted Class B Note Interest Distributable Amount             25,015.69
       (B) Certificate Interest - Unadjusted                               25,015.69
           Certificate Interest Carryover Shortfall - Previous Month(s)         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)       0.00
           Interest on Certificate Interest Carryover from Prior Months         0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Interest Distributable Amount              25,015.69
  (vii)    Class A Principal Distributable Amount - Current Month       3,437,467.37
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           3,437,467.37
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            26,803.45
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Class B Principal Distributable Amount - Current Month
             Unadjusted                                                   100,375.67
           Class B Principal Carryover Shortfall - Previous Month(s)      108,103.44
           Current Month Class B Principal Shortfall                            0.00
           Adjusted Class B Principal Distributable Amount                208,479.11
           Certificate Principal Distributable Amount - Current Month
             Unadjusted                                                   100,375.67
           Certificate Principal Carryover Shortfall - Previous Month(s)  108,103.44
           Current Month Certificate Principal Shortfall                        0.00
           Adjusted Certificate Principal Distributable Amount            208,479.11
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                   29,776.82
           Amount to Class A-1 Noteholders                                 29,776.82
           Amount to Class A-2 Noteholders                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.       0.00
           Spread Account withdrawal for deficiencies                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                              33,667,021.35
                    Class A-1 Principal Distributions                                                   3,437,467.37
           Class A-1 End of Period Principal Amount (prior to turbo)                                   30,229,553.98
                    Additional Principal Distribution                                                      29,776.82
           Class A-1 End of Period Principal Amount                                                    30,199,777.16

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,818,668.76
                    Class B Principal Distributable Amount                                                208,479.11
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,610,189.65
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,610,189.65

           Certificate Beginning of Period Principal Amount                                             2,818,668.76
                    Certificate Principal Distributable Amount                                            208,479.11
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,610,189.65
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,610,189.65

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,672,872.34
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    383,966.90
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,288,905.44

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,288,905.44
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,961,037.24

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          3,961,037.24
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            25,015.69
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,936,021.55

CLASS B CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                    3,936,021.55
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     25,015.69
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,911,005.86

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,911,005.86
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,437,467.37
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         473,538.49

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            473,538.49
     (vi)  Note Insurer Premium                                                                            26,803.45
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         446,735.04

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      446,735.04
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                         200,751.34
     (iii) Prior month(s) carryover shortfalls                                                            216,206.88
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                 14,888.41
           Amount Remaining for Further Distribution/ B Certificates (Deficiency)                          14,888.41
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 29,776.82



CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             7,946,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                7,946,000.00

                           Aggregate Gross Principal Balance as of the close of                       118,261,630.79
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           6.72%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 6.72%
                           Delinquency Ratio for second preceding Determination Date                            6.43%
                           Delinquency Ratio for third preceding Determination Date                             6.36%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   6.50%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               12,999,001.93
                                   Current Period Defaulted Receivables                                 1,214,422.51
                                                                                                      ---------------
                                   Total                                                               14,213,424.44

                                   Cumulative Defaulted Receivables                                    14,213,424.44
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                    9.48%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,860,960.09

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (681,647.62)
                                                                                                      ---------------
                                   Net Liquidation Losses                                               1,179,312.47
                                   Cumulative Previous Net Losses                                       8,730,944.91
                                                                                                      ---------------
                                   Cumulative Net Losses                                                9,910,257.38
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                   6.61%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     43.61
           Weighted Average Annual Percentage Rate                                                             20.39%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                104,407,586.42
                           minus the Securities Balance                                                97,088,156.46
                                                                                                      ---------------
                                                                                                        7,319,429.96
                           divided by the Aggregate Principal Balance                                           7.01%

           Floor OC Percent
                    Aggregate Principal Balance                                                       104,407,586.42
                    minus the Securities Balance                                                       97,088,156.46
                                                                                                      ---------------
                                                                                                        7,319,429.96
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.88%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    97,088,156.46
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.99%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.99%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.99%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                             104,407,586.42
                                                                                                      ---------------
                                                                                                       31,322,275.93
           Requisite Amount                                                                            31,322,275.93

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              31,322,275.93
           Beginning of Period Spread Account Balance                                                   3,016,201.65
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              28,306,074.28
           Earnings on Spread Account Balance                                                              13,555.17
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,029,756.82




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,645,376.61

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $135,392.21

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,509,984.40

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $48.75

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.50

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $46.26

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $167,621.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $36,464.37

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $131,157.38

          (p)      Scheduled Payments due in such Collection Period                                    $2,573,526.58

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,173,328.19

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $82,638,796.47

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $74,564,566.03

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $70,563,783.58

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8538820

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $4,000,782.45

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0484129

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $156,055.90

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,131.94

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.88

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.08

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $24,004,694.69
                          Spread Account Balance                                                       $2,216,279.86

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                    $9,922.86

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $20,616.96

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $797,187.78

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 244
                          Aggregate Gross Amount                                                       $2,999,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 175
                          Aggregate Gross Amount                                                       $2,257,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.82%

          (b)      Average Delinquency Ratio                                                                    5.50%

          (c)      Cumulative Default Ratio                                                                     6.80%

          (d)      Cumulative Net Loss Ratio                                                                    4.59%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,273,897.41
     LOCK BOX NSF ITEMS:                                                                                  (47,795.63)
     TOTAL COLLECTION PROCEEDS:                                                                         3,226,101.78
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  82,638,796.47
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        82,638,796.47
                                  Principal portion of payments collected (non-prepayments)                              861,962.50
                                  Prepayments in full allocable to principal                                             512,839.00
                          Collections allocable to principal                                            1,374,801.50
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     451,158.23
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,825,959.73

                   Realized Losses                                                                        797,187.78
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     80,015,648.96

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,311,365.69
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        88,776.36
                                                                                                      ---------------
                   Total Interest                                                                      $1,400,142.05

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              26,766,169.38
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             4,131,939.83

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,206,357.00
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           18,324.57
          Scheduled Payments due in Collection Period                                                   2,573,526.58
          Scheduled Payments collected in Collection Period                                             2,173,328.19
          Aggregate Amount of Realized Losses for preceding Distribution Date                             797,187.78

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    134.10
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                244   2,999,000.00
          60+ days delinquent                                                                                    175   2,257,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        5,256,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  799,563.26

          Delinquency Ratio for second preceding Determination Date                                             5.22%
          Delinquency Ratio for third preceding Determination Date                                              5.46%

          Cumulative Defaults for preceding Determination Date                                          6,395,413.54

          Cumulative Net Losses for preceding Determination Date                                        4,148,128.00

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,686,167.19
                           Liquidation Proceeds                                                           451,158.23
                           Recoveries                                                                      88,776.36
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     12,282.41
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,238,384.19

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       861,962.50
                          Prepayments in full allocable to principal                                      512,839.00
                          Principal Balance of Liquidated Receivables                                   1,248,346.01
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,623,147.51

          Class A Target Amount
                       90%                                                                                       90%
                   times Aggregate Principal Balance of Receivables                                    80,015,648.96
                                                                                                      ---------------
                                                                                                       72,014,084.06

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    60.0%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,623,147.51
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,387,064.23
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,387,064.23

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  26,766,169.38
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  135,392.21

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,623,147.51
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 131,157.38

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,238,384.19
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,765,571.33
                   Beginning of Period Principal Balance of the Certificates                            4,131,939.83
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      36,464.37
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 36,464.37
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 131,157.38
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      822.76
                   Standby Servicer distributions                                                           4,131.94
                   Servicer distributions                                                                 156,055.90
                   Collateral Agent distributions                                                             643.38
                   Reimbursement Obligations                                                               20,616.96
                                                                                                      ---------------
                                                                                                          122,920.17

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      4,131.94
           Servicing Fee (2.0%)                                           137,731.33
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                18,324.57
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              688.66
           Indenture Trustee's out-of-pocket expenses                         134.10
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                    0.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods  0.00
  (iv)     Collateral Agent Fee                                               643.38
           Collateral Agent Expenses
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection
            Periods                                                             0.00
  (v)  (A) Class A-1 Interest Distributable Amount - Current Month        135,392.21
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                        135,392.21
       (B) Class A-2 Interest Distributable Amount - Current Month        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        243,114.89
  (vi) (A) Certificate Note Interest - Unadjusted                          36,464.37
           Certificate Note Interest Carryover Shortfall - Previous
            Month(s)                                                            0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Note Interest Distributable Amount         36,464.37
  (vii)    Class A Principal Distributable Amount - Current Month       2,387,064.23
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           2,387,064.23
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            20,616.96
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Certificate Principal Distributable Amount - Current
             Month Unadjusted                                             131,157.38
           Certificate Principal Carryover Shortfall - Previous Month(s)        0.00
           Current Month Certificate Principal Shortfall                        0.00
           Adjusted Certificate Principal Distributable Amount            131,157.38
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                  122,920.17
           Amount to Class A-1 Noteholders                                122,920.17
           Amount to Class A-2 Noteholders                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.       0.00
           Spread Account Withdrawal to cover deficiencies                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                 26,766,169.38
                 Class A-1 Principal Distributions                                                      2,387,064.23
        Class A-1 End of Period Principal Amount (prior to turbo)                                      24,379,105.15
                 Additional Principal Distribution                                                        122,920.17
        Class A-1 End of Period Principal Amount                                                       24,256,184.98

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                4,131,939.83
                 Certificate Principal Distributable Amount                                               131,157.38
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  4,000,782.45
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   4,000,782.45

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,238,384.19
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    540,161.08
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,698,223.11

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,698,223.11
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     36,464.37
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,661,758.74

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,661,758.74
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,387,064.23
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         274,694.51

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     274,694.51
     (vi)  Note Insurer Premium                                                                            20,616.96
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         254,077.55

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      254,077.55
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        131,157.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              122,920.17
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                122,920.17

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             5,256,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                5,256,000.00

                           Aggregate Gross Principal Balance as of the close of
                                    business on the last day of the Collection Period.                 90,377,886.93
                    DELINQUENCY RATIO                                                                           5.82%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 5.82%
                           Delinquency Ratio for second preceding Determination Date                            5.22%
                           Delinquency Ratio for third preceding Determination Date                             5.46%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   5.50%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables                6,395,413.54
                                   Current Period Defaulted Receivables                                   799,563.26
                                                                                                      ---------------
                                   Total                                                                7,194,976.80

                                   Cumulative Defaulted Receivables                                     7,194,976.80
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                    6.80%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,248,346.01

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (539,934.59)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 708,411.42
                                   Cumulative Previous Net Losses                                       4,148,128.00
                                                                                                      ---------------
                                   Cumulative Net Losses                                                4,856,539.42
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   4.59%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     45.63
           Weighted Average Annual Percentage Rate                                                             20.31%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 80,015,648.96
                           minus the Securities Balance                                                74,564,566.03
                                                                                                      ---------------
                                                                                                        5,451,082.93
                           divided by the Aggregate Principal Balance                                           6.81%

           Floor OC Percent
                    Aggregate Principal Balance                                                        80,015,648.96
                    minus the Securities Balance                                                       74,564,566.03
                                                                                                      ---------------
                                                                                                        5,451,082.93
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                5.15%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     74,564,566.03
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                2.19%
                                   if a Trigger Event, 15% minus the OC Percent                                                8.19%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      23.19%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               80,015,648.96
                                                                                                      ---------------
                                                                                                       24,004,694.69
                    Requisite Amount                                                                   24,004,694.69

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              24,004,694.69
           Beginning of Period Spread Account Balance                                                   2,206,357.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              21,798,337.69
           Earnings on Spread Account Balance                                                               9,922.86
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                2,216,279.86




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,517,798.20

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $180,301.70

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,337,496.50

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $45.16

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $3.23

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $41.93

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $161,640.59

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $34,593.03

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $127,047.56

          (p)      Scheduled Payments due in such Collection Period                                    $2,407,542.17

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,164,088.19

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $78,775,205.94

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $71,207,834.68

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $67,400,130.29

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8556008

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,807,704.39

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0483363

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $150,136.42

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,938.76

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.69

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $22,870,276.40
                          Spread Account Balance                                                       $2,497,099.05

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $171,537.69

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $21,913.24

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $832,413.97

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 198
                          Aggregate Gross Amount                                                       $2,546,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 204
                          Aggregate Gross Amount                                                       $2,651,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.12%

          (b)      Average Delinquency Ratio                                                                    5.93%

          (c)      Cumulative Default Ratio                                                                     5.00%

          (d)      Cumulative Net Loss Ratio                                                                    3.17%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,072,957.82
     LOCK BOX NSF ITEMS:                                                                                  (40,459.91)
     TOTAL COLLECTION PROCEEDS:                                                                         3,032,497.91
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  78,775,205.94
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        78,775,205.94
                                 Principal portion of payments collected (non-prepayments)                               918,989.61
                                 Prepayments in full allocable to principal                                              339,926.00
                          Collections allocable to principal                                            1,258,915.61
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     449,621.70
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,708,537.31

                   Realized Losses                                                                        832,413.97
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     76,234,254.66


          INTEREST
                          Collections allocable to interest                                            $1,245,098.58
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        78,862.02
                                                                                                      ---------------
                   Total Interest                                                                      $1,323,960.60

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              34,562,626.79
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,934,751.95

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,325,561.36
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           18,844.41
          Scheduled Payments due in Collection Period                                                   2,407,542.17
          Scheduled Payments collected in Collection Period                                             2,164,088.19
          Aggregate Amount of Realized Losses for preceding Distribution Date                             832,413.97

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    151.19
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                198    2,546,000.00
          60+ days delinquent                                                                                    204    2,651,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             5,197,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          750,588.62
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.88%
          Delinquency Ratio for third preceding Determination Date                                              5.78%

          Cumulative Defaults for preceding Determination Date                                          4,032,271.74

          Cumulative Net Losses for preceding Determination Date                                        2,277,734.30

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,504,014.19
                          Liquidation Proceeds                                                            449,621.70
                          Recoveries                                                                       78,862.02
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                      11,950.89
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,044,448.80

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       918,989.61
                          Prepayments in full allocable to principal                                      339,926.00
                          Principal Balance of Liquidated Receivables                                   1,282,035.67
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,540,951.28

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    76,234,254.66
                                                                                                      --------------
                                                                                                       68,610,829.19

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                               Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     No
                   On or Prior to Target Payment Date                                                          95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   47.7%
                                                                                                      ---------------
                                                                                                               91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,540,951.28
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,312,265.66
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,312,265.66

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  34,562,626.79
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  180,301.70

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,540,951.28
                   Times Certificate Percentage                                                                 5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 127,047.56

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,044,448.80
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,680,167.36
                   Beginning of Period Principal Balance of the Certificates                            3,934,751.95
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      34,593.03
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 34,593.03
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 127,047.56
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      807.65
                   Standby Servicer distributions                                                           3,938.76
                   Servicer distributions                                                                 150,136.42
                   Collateral Agent distributions                                                             613.94
                   Reimbursement Obligations                                                               21,913.24
                                                                                                      ---------------
                                                                                                           25,230.83

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):

                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,938.76
         Servicing Fee (2.0%)                                             131,292.01
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            18,844.41
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Standby Fee from prior Collection Periods                       0.00

         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                                656.46
         Indenture Trustee's out-of-pocket expenses                           151.19
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                                 613.94
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month          180,301.70
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                          180,301.70
     (B) Class A-2 Interest Distributable Amount - Current Month          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          187,600.00
  (vi)(A)Certificate Note Interest - Unadjusted                            34,593.03
         Certificate Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on B Interest Carryover from Prior Months                     0.00
         Current Month Certificate Interest Shortfall                           0.00
         Adjusted Certificate Note Interest Distributable Amount           34,593.03
  (vii)  Class A Principal Distributable Amount - Current Month         2,312,265.66
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount to Class A-1             2,312,265.66
         Class A Principal Distribution Amount to Class A-2                     0.00
  (viii) Note Insurer Premium                                              21,913.24
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Certificate Principal Distributable Amount - Current
          Month Unadjusted                                                127,047.56
         Certificate Principal Carryover Shortfall - Previous Month(s)          0.00
         Current Month Certificate Principal Shortfall                          0.00
         Adjusted Certificate Principal Distributable Amount              127,047.56
  (xi)   Until the Target Payment Date, remaining amount to Class A
          Noteholders                                                      25,230.83
         Amount to Class A-1 Noteholders                                   25,230.83
         Amount to Class A-2 Noteholders                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into
          Spread Acct.                                                          0.00
         Spread Account Withdrawal to cover deficiencies                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               34,562,626.79
                   Class A-1 Principal Distributions                                                    2,312,265.66
          Class A-1 End of Period Principal Amount (prior to turbo)                                    32,250,361.13
                   Additional Principal Distribution                                                       25,230.83
          Class A-1 End of Period Principal Amount                                                     32,225,130.29

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,934,751.95
                   Certificate Principal Distributable Amount                                             127,047.56
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,807,704.39
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,807,704.39

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           3,044,448.80
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    523,398.47
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,521,050.33

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,521,050.33
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     34,593.03
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,486,457.30

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,486,457.30
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,312,265.66
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          174,191.64

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     174,191.64
     (vi) Note Insurer Premium                                                                             21,913.24
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          152,278.39

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      152,278.39
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         127,047.56
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                25,230.83
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  25,230.83

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,197,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,197,000.00

                          Aggregate Gross Principal Balance as of the close of                         84,964,473.70
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.12%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.12%
                          Delinquency Ratio for second preceding Determination Date                             5.88%
                          Delinquency Ratio for third preceding Determination Date                              5.78%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    5.93%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  4,032,271.74
                                 Current Period Defaulted Receivables                                     750,588.62
                                                                                                      ---------------
                                 Total                                                                  4,782,860.36

                                 Cumulative Defaulted Receivables                                       4,782,860.36
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                     5.00%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,282,035.67

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (528,483.72)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   753,551.95
                                 Cumulative Previous Net Losses                                         2,277,734.30
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  3,031,286.25
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    3.17%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      46.91
          Weighted Average Annual Percentage Rate                                                              20.22%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  76,234,254.66
                          minus the Securities Balance                                                 71,207,834.68
                                                                                                      ---------------
                                                                                                        5,026,419.98
                          divided by the Aggregate Principal Balance                                            6.59%

          Floor OC Percent
                   Aggregate Principal Balance                                                         76,234,254.66
                   minus the Securities Balance                                                        71,207,834.68
                                                                                                      ---------------
                                                                                                        5,026,419.98
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                5.25%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      71,207,834.68
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 2.4%
                                   if a Trigger Event, 15% minus the OC Percent                                                 8.4%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.4%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               76,234,254.66
                                                                                                      ---------------
                                                                                                       22,870,276.40
                          Requisite Amount                                                             22,870,276.40

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               22,870,276.40
          Beginning of Period Spread Account Balance                                                    2,325,561.36
          Reversal of August 1998 Cash Releases                                                           160,362.87
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               20,384,352.17
          Earnings on Spread Account Balance                                                               11,174.82
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 2,497,099.05




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,117,838.47

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $804,739.06

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,313,099.41

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $28.82

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.53

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $24.28

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $299,361.15

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $72,355.92

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $227,005.23

           (j)     Scheduled Payments due in such Collection Period                                    $5,020,061.48

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,563,151.14

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $169,418,749.66

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $164,878,645.02

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9732019

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $312,832.30

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,529.56

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.76

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                       $12,014.70

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $43,579.40

           (b)     Distributions (to) from Collection Account                                             ($2,461.84)
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $433.00

           (d)     Ending Payahead Account Balance                                                        $41,550.56

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $49,463,593.51
                          Spread Account Balance                                                      $21,198,103.24

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $487,932.60

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $53,516.86

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,161,143.77

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 415
                          Aggregate Gross Amount                                                       $5,340,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                395
                           Aggregate Gross Amount                                                      $5,202,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            5.73%

           (b)     Average Delinquency Ratio                                                                    5.33%

           (c)     Cumulative Default Ratio                                                                     2.46%

           (d)     Cumulative Net Loss Ratio                                                                    1.01%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,272,278.95
     LOCK BOX NSF ITEMS:                                                                                 (101,008.93)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  2,461.84
     COLLECTION ACCOUNT INTEREST                                                                           22,891.34
     PAYAHEAD ACCOUNT INTEREST                                                                                433.00
     TOTAL COLLECTION PROCEEDS:                                                                         6,197,056.20
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 169,418,749.66
                                 Principal portion of payments collected (non-prepayments)                             1,761,945.39
                                 Prepayments in full allocable to principal                                              819,290.00
                          Collections allocable to principal                                            2,581,235.39
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     785,710.78
                          Purchase Amounts allocable to principal                                          12,014.70
                                                                                                      ---------------
                   Total Principal                                                                      3,378,960.87

                   Realized Losses                                                                      1,161,143.77
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    164,878,645.02

          INTEREST
                          Collections allocable to interest                                             2,801,205.75
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        16,889.58
                                                                                                      ---------------
                   Total Interest                                                                       2,818,095.33

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               160,947,812.50
          Beginning of Period Class B Principal Balance                                                 8,470,937.16

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,710,170.64
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           30,467.72
          Aggregate Payahead Balance                                                                       41,117.56
          Aggregate Payahead Balance for preceding Distribution Date                                       43,579.40
          Interest Earned on Payahead Balances                                                                433.00
          Scheduled Payments due in Collection Period                                                   5,020,061.48
          Scheduled Payments collected in Collection Period                                             4,563,151.14
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,161,143.77

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  5,960.46
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                415   5,340,000.00
          60+ days delinquent                                                                                    395   5,202,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1      12,014.70

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            10,542,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     12,014.70
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,225,309.47
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.35%
          Delinquency Ratio for third preceding Determination Date                                              4.92%

          Cumulative Defaults for preceding Determination Date                                          3,380,778.56

          Cumulative Net Losses for preceding Determination Date                                          737,705.22

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,382,441.14
                          Liquidation Proceeds                                                            785,710.78
                          Recoveries                                                                       16,889.58
                          Purchase Amounts                                                                 12,014.70
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,197,056.20

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,761,945.39
                          Prepayments in full allocable to principal                                      819,290.00
                          Principal Balance of Liquidated Receivables                                   1,946,854.55
                          Purchase Amounts allocable to principal                                          12,014.70
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,540,104.64

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,540,104.64
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,313,099.41
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,313,099.41

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          160,947,812.50
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  804,739.06

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,540,104.64
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 227,005.23

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            8,470,937.16
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          72,355.92

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            6,197,056.20
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,117,838.47
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 72,355.92
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 227,005.23
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    7,372.28
                   Standby Servicer distributions                                                           3,529.56
                   Servicer distributions                                                                 312,832.30
                   Collateral Agent distributions                                                           1,411.82
                   Reimbursement Obligations                                                               53,516.86
                                                                                                      ---------------
                                                                                                          401,193.76

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,529.56
         Servicing Fee (2.0%)                                             282,364.58
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            30,467.72
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,411.82
         Trustee's out-of-pocket expenses                                   5,960.46
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior
          Collection Periods                                                    0.00
  (iv)   Collateral Agent Fee                                               1,411.82
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month            804,739.06
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            804,739.06
(viii)(A)Class B Coupon Interest - Unadjusted                              72,355.92
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    72,355.92
  (v)(B) Class A Principal Distributable Amount - Current Month         4,313,099.41
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          4,313,099.41
  (vi)   Certificate Insurer Premium                                       53,516.86
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (vii)  Transition Expenses to successor Servicer                              0.00
         Class B Principal Distributable Amount - Current Month
          Unadjusted                                                      227,005.23
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class B Principal Shortfall                              0.00
         Adjusted Class B Principal Distributable Amount                  227,005.23
         Excess Interest (Shortage) Amount for Deposit to
          (withdrawal from) Spread Account                                401,193.76


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               160,947,812.50
                   Class A Principal Distributions                                                      4,313,099.41
          Class A End of Period Principal Balance                                                     156,634,713.09

          Class B Beginning of Period Principal Balance                                                 8,470,937.16
                   Class B Principal Distributable Amount                                                 227,005.23
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   8,243,931.93
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    8,243,931.93

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          6,197,056.20
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                 1,129,885.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,067,171.18

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   5,067,171.18
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    72,355.92
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,994,815.26

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  4,994,815.26
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,313,099.41
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         681,715.85

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    681,715.85
     (vi)  Certificate Insurer Premium                                                                     53,516.86
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         628,198.99

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     628,198.99
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        227,005.23
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              401,193.76
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                401,193.76

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              10,542,000.00
                                 Purchased receivables more than 30 days delinquent                        12,014.70
                                                                                                      ---------------
                                 Total                                                                 10,554,014.70

                          Aggregate Gross Principal Balance as of the close of                        184,346,290.82
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.73%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.73%
                          Delinquency Ratio for second preceding Determination Date                             5.35%
                          Delinquency Ratio for third preceding Determination Date                              4.92%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.33%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  3,380,778.56
                                 Current Period Defaulted Receivables                                   1,225,309.47
                                                                                                      ---------------
                                 Total                                                                  4,606,088.03

                                 Cumulative Defaulted Receivables                                       4,606,088.03
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     2.46%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,946,854.55

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (802,600.36)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,144,254.19
                                 Cumulative Previous Net Losses                                           737,705.22
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  1,881,959.41
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    1.01%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      49.66
          Weighted Average Annual Percentage Rate                                                              20.34%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    22,258,617.08
                          18.5% of Outstanding Certificate Balance                                                    30,502,549.33
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          49,463,593.51

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            164,878,645.02
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               49,463,593.51
          Beginning of Period Spread Account Balance                                                   20,710,170.64
          Spread Account Deposit (Withdrawal) from Current Distributions                                  401,193.76
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               28,352,229.11
          Earnings on Spread Account Balance                                                               86,738.84
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,198,103.24



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------





(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                       10/15/98
Collection Period                                                           9/98

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $4,180,717.24

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $963,968.42

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,216,748.82

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $20.85

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.81

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $16.04

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $255,444.07

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $86,141.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $169,302.57

          (j)      Scheduled Payments due in such Collection Period                                    $5,781,287.54

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $5,290,439.06

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $196,555,544.72

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.9313562

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $366,133.66

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,165.45

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.83

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   8
                          Aggregate Purchase Amount                                                       $98,724.04

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $42,325.61

          (b)      Distributions (to) from Collection Account                                             ($5,898.76)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $333.92

          (d)      Ending Payahead Account Balance                                                        $36,760.77

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $58,966,663.42
                          Spread Account Balance                                                      $18,828,290.09

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                               $1,647,489.19

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $63,798.65

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $296,747.33

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 491
                          Aggregate Gross Amount                                                       $6,628,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 390
                          Aggregate Gross Amount                                                       $5,244,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.51%

          (b)      Average Delinquency Ratio                                                                    4.54%

          (c)      Cumulative Default Ratio                                                                     0.83%

          (d)      Cumulative Net Loss Ratio                                                                    0.16%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,531,094.72
     LOCK BOX NSF ITEMS:                                                                                 (104,790.78)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  5,898.76
     COLLECTION ACCOUNT INTEREST                                                                           23,801.26
     PAYAHEAD ACCOUNT INTEREST                                                                                333.92
     TOTAL COLLECTION PROCEEDS:                                                                         6,456,337.88
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 199,941,596.67
                                 Principal portion of payments collected (non-prepayments)                             1,928,172.09
                                 Prepayments in full allocable to principal                                              757,407.00
                          Collections allocable to principal                                            2,685,579.09
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     305,000.93
                          Purchase Amounts allocable to principal                                          98,724.04
                                                                                                      ---------------
                   Total Principal                                                                      3,089,304.06

                   Realized Losses                                                                        296,747.33
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    196,555,545.28

          INTEREST
                          Collections allocable to interest                                             3,362,266.97
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                         4,766.85
                                                                                                      ---------------
                   Total Interest                                                                       3,367,033.82


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               189,944,516.81
          Beginning of Period Class B Principal Balance                                                 9,997,079.30

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   17,180,800.90
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           32,897.67
          Aggregate Payahead Balance                                                                       36,426.85
          Aggregate Payahead Balance for preceding Distribution Date                                       42,325.61
          Interest Earned on Payahead Balances                                                                333.92
          Scheduled Payments due in Collection Period                                                   5,781,287.54
          Scheduled Payments collected in Collection Period                                             5,290,439.06
          Aggregate Amount of Realized Losses for preceding Distribution Date                             296,747.33

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  4,045.74
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                491   6,628,000.00
          60+ days delinquent                                                                                    390   5,244,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   8      98,724.04

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,872,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     98,724.04
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,039,389.04
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.57%
          Delinquency Ratio for third preceding Determination Date                                              3.55%

          Cumulative Defaults for preceding Determination Date                                            704,419.23

          Cumulative Net Losses for preceding Determination Date                                           44,719.31


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,047,846.06
                          Liquidation Proceeds                                                            305,000.93
                          Recoveries                                                                        4,766.85
                          Purchase Amounts                                                                 98,724.04
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,456,337.88


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,928,172.09
                          Prepayments in full allocable to principal                                      757,407.00
                          Principal Balance of Liquidated Receivables                                     601,748.26
                          Purchase Amounts allocable to principal                                          98,724.04
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,386,051.39

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       3,386,051.39
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        3,216,748.82
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,216,748.82

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          189,944,516.81
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  963,968.42


          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       3,386,051.39
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 169,302.57

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            9,997,079.30
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          86,141.50


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        4,165.45
         Servicing Fee (2.0%)                                             333,235.99
         Additional Servicing Fee Amounts (late fees,
          prepayment charges, etc.)                                        32,897.67
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,249.63
         Trustee's out-of-pocket expenses                                   4,045.74
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,249.63
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted               963,968.42
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            963,968.42
  (vi)   Class B Coupon Interest - Unadjusted                              86,141.50
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    86,141.50
  (vii)  Class A Principal Distributable Amount - Current Month         3,216,748.82
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          3,216,748.82
  (viii) Certificate Insurer Premium                                       63,798.65
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted              169,302.57
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class B Principal Carryover Shortfall                    0.00
         Adjusted Class B Principal Distributable Amount                  169,302.57
  (xi)   Remaining amounts to Collateral Agent for deposit in
          Spread Account                                                1,579,533.81


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               189,944,516.81
                   Class A Principal Distributions                                                      3,216,748.82
          Class A End of Period Principal Balance                                                     186,727,767.99

          Class B Beginning of Period Principal Balance                                                 9,997,079.30
                   Class B Principal Distributable Amount                                                 169,302.57
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   9,827,776.73
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    9,827,776.73

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,456,337.88
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,340,812.53
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,115,525.35

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,115,525.35
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     86,141.50
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,029,383.85

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,029,383.85
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  3,216,748.82
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,812,635.03

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                             1,812,635.03
           Certificate Insurer Premium                                                                     63,798.65
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,748,836.38

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    1,748,836.38
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         169,302.57
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                            1,579,533.81
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                              1,579,533.81

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,872,000.00
                                 Purchased receivables more than 30 days delinquent                        98,724.04
                                                                                                      ---------------
                                 Total                                                                 11,970,724.04

                          Aggregate Gross Principal Balance as of the close of                        217,254,354.62
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            5.51%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.51%
                          Delinquency Ratio for second preceding Determination Date                             4.57%
                          Delinquency Ratio for third preceding Determination Date                              3.55%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.54%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                    704,419.23
                                 Current Period Defaulted Receivables                                   1,039,389.04
                                                                                                      ---------------
                                 Total                                                                  1,743,808.27

                                 Cumulative Defaulted Receivables                                       1,743,808.27
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     0.83%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          601,748.26

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (309,767.78)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   291,980.48
                                 Cumulative Previous Net Losses                                            44,719.31
                                                                                                      ---------------
                                 Cumulative Net Losses                                                    336,699.79
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    0.16%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      52.13
          Weighted Average Annual Percentage Rate                                                              20.40%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    26,534,998.54
                          19.5% of Outstanding Certificate Balance                                                    38,328,331.22
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          58,966,663.42

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            196,555,544.72
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               58,966,663.42
          Beginning of Period Spread Account Balance                                                   17,180,800.90
          Spread Account Deposit (Withdrawal) from Current Distributions                                1,579,533.81
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               40,206,328.71
          Earnings on Spread Account Balance                                                               67,955.38
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                18,828,290.09

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.9313562
                   Class B Principal %                                                                          5.00%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             982,777.67
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      9,827,776.73
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  4,410.35
          Amount of Reserve Fund deposit (withdrawal)                                                      (4,410.35)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                      10/15/98
Collection Period                                                          9/98

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $5,842,317.60

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $121,243.98

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,721,073.62

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                  $162.29

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $3.37

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $158.92

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $448,883.33

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $448,883.33

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.88

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.88

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $0.00

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $234,623,252.86

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $219,618,957.44

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9360494

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $421,794.12

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,887.98

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $11.72

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                  32
                          Aggregate Purchase Amount                                                      $420,595.27

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $80,954,665.23
                          Spread Account Balance                                                      $19,367,306.90

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $86,558.36

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $122,145.27

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $27,074.42

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 410
                          Aggregate Gross Amount                                                       $5,495,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 224
                          Aggregate Gross Amount                                                       $3,042,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            3.52%

          (b)      Average Delinquency Ratio                                                                    2.30%

          (c)      Cumulative Default Ratio                                                                     0.05%

          (d)      Cumulative Net Loss Ratio                                                                    0.01%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,495,793.24
     LOCK BOX NSF ITEMS:                                                                                 (130,918.06)
     TOTAL COLLECTION PROCEEDS:                                                                         7,364,875.18
     FOR DISTRIBUTION DATE:                                                                                 10/15/98
     FOR DETERMINATION DATE:                                                                                 10/7/98
     FOR COLLECTION PERIOD:                                                                                     9/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 234,623,252.86
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       234,623,252.86
                                 Principal portion of payments collected (non-prepayments)                             2,128,151.67
                                 Prepayments in full allocable to principal                                              719,105.00
                          Collections allocable to principal                                            2,847,256.67
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      29,283.00
                          Purchase Amounts allocable to principal                                         420,595.27
                                                                                                      ---------------
                   Total Principal                                                                      3,297,134.94

                   Realized Losses                                                                         27,074.42
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    231,299,043.50

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             4,066,997.78
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                           742.46
                                                                                                      ---------------
                   Total Interest                                                                       4,067,740.24

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              25,808,031.06
          Beginning of Period Class A-2 Principal Balance                                              92,000,000.00
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,280,748.54
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           30,755.37
          Scheduled Payments collected in Collection Period                                             6,195,149.45
          Aggregate Amount of Realized Losses for preceding Distribution Date                              27,074.42

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  3,674.28
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                410   5,495,000.00
          60+ days delinquent                                                                                    224   3,042,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                  32     420,595.27

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             8,537,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                    420,595.27
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          118,733.95
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             2.29%
          Delinquency Ratio for third preceding Determination Date                                              1.10%

          Cumulative Defaults for preceding Determination Date                                                  0.00

          Cumulative Net Losses for preceding Determination Date                                            1,321.40

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,914,254.45
                          Liquidation Proceeds                                                             29,283.00
                          Recoveries                                                                          742.46
                          Purchase Amounts                                                                420,595.27
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                1,277.96
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                     0.00
                          Investment earnings from Collection Account                                      23,482.18
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,389,635.32

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,128,151.67
                          Prepayments in full allocable to principal                                      719,105.00
                          Principal Balance of Liquidated Receivables                                      56,357.42
                          Purchase Amounts allocable to principal                                         420,595.27
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,324,209.36

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   231,299,043.50
                                                                                                      ---------------

                                                                                                      208,169,139.15


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         90.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    40.8%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,324,209.36
                   Times Class A Noteholders' Percentage                                                          98%
                                                                                                      ---------------
                                                                                                        3,257,725.17
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,257,725.17

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,808,031.06
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  121,243.98

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  92,000,000.00
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  448,883.33

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            7,389,635.32
                   minus
                   Class A Principal and Interest Distributable Amount                                  4,370,910.44
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               6,549.06
                   Standby Servicer distributions                                                           4,887.98
                   Servicer distributions                                                                 421,794.12
                   Insurance and Reimbursement Obligations                                                122,145.27
                                                                                                      ---------------
                                                                                                        2,463,348.45
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        4,887.98
         Servicing Fee (2.0%)                                             391,038.75
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            30,755.37
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                              1,466.40
         Indenture Trustee's out-of-pocket expenses                         3,674.28
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,408.38
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month          121,243.98
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                          121,243.98
     (B) Class A-2 Interest Distributable Amount - Current Month          448,883.33
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          448,883.33
  (vi)(A)Class A-3 Note Interest - Unadjusted                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)        0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-3 Interest Shortfall                             0.00
         Adjusted Class A-3 Interest Distributable Amount                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-4 Interest Shortfall                             0.00
         Adjusted Class A-4 Interest Distributable Amount                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month         3,257,725.17
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Total Adjusted Distributable Amount                    3,257,725.17
         Class A Principal Distribution Amount to Class A-1             3,257,725.17
         Class A Principal Distribution Amount to Class A-2                     0.00
         Class A Principal Distribution Amount to Class A-3                     0.00
         Class A Principal Distribution Amount to Class A-4                     0.00
  (viii) Note Insurer Premium                                             122,145.27
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (xi)   Until the Target Payment Date, remaining amount to
          Class A Noteholders                                           2,463,348.45
         Amount to Class A-1 Noteholders                                2,463,348.45
         Amount to Class A-2 Noteholders                                        0.00
         Amount to Class A-3 Noteholders                                        0.00
         Amount to Class A-4 Noteholders                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.         0.00
         Spread Account withdrawal for deficiencies                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               25,808,031.06
                   Class A-1 Principal Distributions                                                    3,257,725.17
          Class A-1 End of Period Principal Amount (prior to turbo)                                    22,550,305.89
                   Additional Principal Distribution                                                    2,463,348.45
          Class A-1 End of Period Principal Amount                                                     20,086,957.44

          Class A-2 Beginning of Period Principal Amount                                               92,000,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    92,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     92,000,000.00

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           7,389,635.32
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    554,475.14
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,835,160.18

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           6,835,160.18
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           448,883.33
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,386,276.85

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          6,386,276.85
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,261,381.02

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    6,261,381.02
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls 0.00 (iv)Interest on Prior month(s) carryover shortfalls          0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        5,843,218.89

CLASS A-1 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           5,843,218.89
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         3,257,725.17
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,585,493.72

CLASS A-2 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           2,585,493.72
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                           122,145.27
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,463,348.45

CLASS A-3 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           2,463,348.45
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                                 0.00
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,463,348.45

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           2,463,348.45
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                                 0.00
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,463,348.45

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          2,585,493.72
     (vi) Note Insurer Premium                                                                            122,145.27
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,463,348.45


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               8,537,000.00
                                 Purchased receivables more than 30 days delinquent                       420,595.27
                                                                                                      ---------------
                                 Total                                                                  8,957,595.27

                          Aggregate Gross Principal Balance as of the close of                        254,820,747.93
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            3.52%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.52%
                          Delinquency Ratio for second preceding Determination Date                             2.29%
                          Delinquency Ratio for third preceding Determination Date                              1.10%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    2.30%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                          0.00
                                 Current Period Defaulted Receivables                                     118,733.95
                                                                                                      ---------------
                                 Total                                                                    118,733.95

                                 Cumulative Defaulted Receivables                                         118,733.95
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     0.05%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                             0.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           56,357.42

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                 (30,025.46)
                                                                                                      ---------------
                                 Net Losses                                                                26,331.96
                                 Cumulative Previous Net Losses                                             1,321.40
                                                                                                      ---------------
                                 Cumulative Net Losses                                                     27,653.36
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    0.01%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      54.15
          Weighted Average Annual Percentage Rate                                                              20.45%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 231,299,043.50
                          minus the Securities Balance                                                219,618,957.44
                                                                                                      ---------------
                                                                                                       11,680,086.06
                          divided by the Aggregate Principal Balance                                            5.05%

          Floor OC Percent
                   Aggregate Principal Balance                                                        231,299,043.50
                   minus the Securities Balance                                                       219,618,957.44
                                                                                                      ---------------
                                                                                                       11,680,086.06
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                4.86%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    219,618,957.44
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    20.00%
                                   if a Portfolio Performance Event of Default, 30%                                           30.00%
                                   if an Insurance Agreement Event of Default, unlimited                                      35.00%
                                                                                                               35.00%
                                   times the Aggregate Principal Balance                              231,299,043.50
                                                                                                      ---------------
                                                                                                       80,954,665.23
                   Requisite Amount                                                                    80,954,665.23

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               80,954,665.23
          Beginning of Period Spread Account Balance                                                   19,280,748.54
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               61,673,916.69
          Earnings on Spread Account Balance                                                               86,558.36
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,367,306.90


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------






(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.